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                                                                    EXHIBIT 99.2








                             [POST PROPERTIES LOGO]


                               FIRST QUARTER 2003
                           Supplemental Financial Data







Post Properties, Inc., is a leading developer and operator of upscale apartment communities in the United States. Post has pioneered building and branding resort-style garden apartments for more than 30 years. Post now also focuses on the creation of high-quality, high-density, live-work-walk neighborhoods in infill locations in major urban markets.



================================================================================
Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved

================================================================================

                               FIRST QUARTER 2003
                           Supplemental Financial Data

                                Table of Contents

                                                                                             Page
Consolidated Statements of Operations ................................................         3
Calculation of Funds from Operations and Funds Available for Distribution ............         5
Same Store Operating Results .........................................................         6
Consolidated Balance Sheets ..........................................................         8
Consolidated Debt Summary ............................................................         9
Summary of Construction and Initial Lease-Up Communities .............................        12
Asset Sales Summary ..................................................................        13
Capitalized Costs Summary ............................................................        14
Investments in Unconsolidated Real Estate Entities ...................................        15
Reconciliation of Supplemental Non-GAAP Financial Measures ...........................        17











The projections and estimates given in this document and other written or oral statements made by or on behalf of the Company, may constitute "forward-looking statements" within the meaning of the federal securities laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. The following are some of the factors that could cause the Company's actual results to differ materially from the expected results described in the Company's forward-looking statements: the Company's ability to successfully defend against Mr. William's proxy contest; future local and national economic conditions, including changes in job growth, interest rates, the availability of financing and other factors; demand for apartments in the Company's markets and the effect on occupancy and rental rates; the impact of competition on the Company's business, including competition for tenants and development locations; the Company's ability to obtain financing or self-fund the development of additional apartment communities; the uncertainties associated with the Company's current real estate development, including actual costs exceeding the Company's budgets or development periods exceeding expectations; uncertainties associated with the timing and amount of asset sales and the resulting gains/losses associated with such asset sales; conditions affecting ownership of residential real estate and general conditions in the multi-family residential real estate market; the effects of changes in accounting policies and other regulatory matters detailed in the Company's filings with the Securities and Exchange Commission and uncertainties of litigation; and the Company's ability to continue to qualify as a real estate investment trust under the Internal Revenue Code. Other important risk factors regarding the Company are included under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and may be discussed in subsequent filings with the SEC. The risk factors discussed in such Form 10-K under the caption "Risk Factors" are specifically incorporated by reference into this document.


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Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved                 2

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                              POST PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

                                                                                               THREE MONTHS ENDED
                                                                                                      MARCH 31
                                                                                          ---------------------------------
                                                                                               2003                 2002
                                                                                          ------------         ------------
REVENUES
  Rental                                                                                  $     78,862         $     78,788
  Other                                                                                          2,911                2,993
  Interest                                                                                         234                  405
                                                                                          ------------         ------------
   Total revenues                                                                               82,007               82,186
                                                                                          ------------         ------------
EXPENSES
  Property operating and maintenance (exclusive of items shown separately below)                33,626               32,850
  Depreciation                                                                                  22,728               19,902
  Interest                                                                                      16,561               13,144
  Amortization of deferred financing costs                                                         788                  555
  General and administrative                                                                     3,624                3,765
  Minority interest in consolidated property partnerships                                         (334)                (483)
  Other (1)                                                                                        567                   --
  Severance charges (2)                                                                         19,712                   --
  Asset impairment charge (3)                                                                   14,118                   --
                                                                                          ------------         ------------
   Total expenses                                                                              111,390               69,733
                                                                                          ------------         ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN LOSSES OF UNCONSOLIDATED
  ENTITIES, GAINS ON PROPERTY SALES AND MINORITY INTEREST                                      (29,383)              12,453
  Equity in losses of unconsolidated real estate entities                                         (393)                (343)
  Gains on property sales (3)                                                                       --               13,275
  Minority interest of preferred unitholders                                                    (1,400)              (1,400)
  Minority interest of common unitholders                                                        3,877               (2,543)
                                                                                          ------------         ------------
   INCOME (LOSS) FROM CONTINUING OPERATIONS                                                    (27,299)              21,442
                                                                                          ------------         ------------
DISCONTINUED OPERATIONS (3)
  Income from discontinued operations, net of minority interest                                    620                2,309
  Gains (losses) on properties held for sale and sold, net of minority interest                  6,091               (6,731)
                                                                                          ------------         ------------
   INCOME (LOSS) FROM DISCONTINUED OPERATIONS                                                    6,711               (4,422)
                                                                                          ------------         ------------
NET INCOME (LOSS)                                                                              (20,588)              17,020
DIVIDENDS TO PREFERRED SHAREHOLDERS                                                             (2,862)              (2,862)
                                                                                          ------------         ------------
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS                                        $    (23,450)        $     14,158
                                                                                          ============         ============

PER COMMON SHARE DATA - BASIC (4)
  Income (loss) from continuing operations (net of preferred dividends)                   $      (0.81)        $       0.50
  Income (loss) from discontinued operations                                                      0.18                (0.12)
                                                                                          ------------         ------------
  Net income (loss) available to common shareholders                                      $      (0.63)        $       0.38
                                                                                          ============         ============
  Dividends declared                                                                      $       0.45         $       0.78
                                                                                          ============         ============
  Weighted average common shares outstanding - basic                                        37,261,643           36,937,682
                                                                                          ============         ============
  Weighted average common shares and units outstanding - basic                              42,049,315           41,994,047
                                                                                          ============         ============
PER COMMON SHARE DATA - DILUTED (4)
  Income (loss) from continuing operations (net of preferred dividends)                   $      (0.81)        $       0.50
  Income (loss) from discontinued operations                                                      0.18                (0.12)
                                                                                          ------------         ------------
  Net income (loss) available to common shareholders                                      $      (0.63)        $       0.38
                                                                                          ============         ============
  Dividends declared                                                                      $       0.45         $       0.78
                                                                                          ============         ============
  Weighted average common shares outstanding - diluted                                      37,261,648           37,049,164
                                                                                          ============         ============
  Weighted average common shares and units outstanding - diluted                            42,049,320           42,105,529
                                                                                          ============         ============


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Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved                 3

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                              POST PROPERTIES, INC.
                              NOTES TO CONSOLIDATED
                            STATEMENTS OF OPERATIONS


(1) Other expenses includes legal expenses relating to board of directors governance and transition matters, the settlement cost relating to the bankruptcy of a former technology investment and the estimated loss on the disposal of the Company's partial ownership interest in a corporate aircraft.

(2) Represents the previously announced non-cash charge relating to the change in roles from executive to non-executive status of the Company's former chairman and vice-chairman of the board of directors. The amount consists of a $13,994 charge representing the discounted present value of the estimated payments to be made to these individuals under their existing employment arrangements and a $5,718 charge representing the discontinued present value of estimated net costs that may be incurred by the Company as a result of the settlement of split-dollar life insurance obligations to the individuals under their employment contracts. The estimated charge for the settlement of the split-dollar life insurance obligations may change based upon a final legal determination regarding these insurance contracts and a final settlement among the parties.

(3) On January 1, 2002, the Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." In accordance with the provisions of SFAS No. 144, the operating results of real estate assets designated as held for sale subsequent to January 1, 2002 are included in discontinued operations in the consolidated statement of operations. Also under the provisions of SFAS No. 144, the reserves, if any, to write down the carrying value of real estate assets designated and classified as held for sale after January 1, 2002 are included in discontinued operations. All subsequent gains or additional losses on the sale of these assets are also included in discontinued operations. Additionally under SFAS No. 144, any impairment losses on assets held for continuing use are included in continuing operations. The gains or losses on the sale of real estate assets held for sale at December 31, 2001 are included in continuing operations. As a result, income from continuing operations is not comparable between the periods presented.

         For the three months ended March 31, 2003, income from discontinued operations included the results of operations, through the earlier of community sale date (if the community was sold between January 1, 2003 and March 31, 2003) or March 31, 2003, of two apartment communities containing 1,009 units that were classified as held for sale at December 31, 2002. For the three months ended March 31, 2002, income from discontinued operations included the results of operations of eight apartment communities containing 3,134 units and one commercial property.

         The revenues and expenses of these communities for the three months ended March 31, 2003 and 2002 were as follows:

                                                        THREE MONTHS ENDED
                                                             MARCH 31,
                                                      ---------------------
                                                       2003          2002
                                                      ------        ------
REVENUES
 Rental                                               $2,173        $7,662
 Other                                                    71           264
                                                      ------        ------
   Total revenues                                      2,244         7,926
                                                      ------        ------
EXPENSES
 Property operating and maintenance                      805         3,054
   (exclusive of items shown separately below)
 Depreciation                                             --           864
 Interest                                                739         1,383
                                                      ------        ------
   Total expenses                                      1,544         5,301
                                                      ------        ------
Income from discontinued operations
(before minority interest)                            $  700        $2,625
                                                      ======        ======

         For the three months ended March 31, 2003, the Company recognized net gains from discontinued operations of $7,981 ($7,072 net of minority interest), on the sale of one community, containing 239 apartment units, reduced by losses of $1,107 ($981 net of minority interest) resulting from losses on the sale of certain land parcels and additional reserves to write-down to fair value certain other land parcels previously classified as held for sale at December 31, 2002.

         For the three months ended March 31, 2003, the Company recorded an impairment loss of $14,118, under the provisions of SFAS No. 144, to write down the cost of an apartment community, located in Phoenix, Arizona, to its estimated fair value, based upon a revised determination that it was more probable that this community would be marketed for sale in the near term instead of held for long-term investment. This community has not been classified as held for sale at March 31, 2003 as the Company's internal investment committee has not approved the sale of the community and no program has been initiated to actively sell the community.

(4) Post Properties, Inc. is structured as an UPREIT, or Umbrella Partnership Real Estate Investment Trust. Post GP Holdings, Inc., a wholly owned subsidiary of the Company, is the sole general partner and, together with Post LP Holdings, Inc. owns the controlling interest in Post Apartment Homes, L.P., the Operating Partnership, through which the Company conducts its operations. As of March 31, 2003, there were 42,056,835 units of the Operating Partnership outstanding, of which 37,325,182, or 88.7% were owned by the Company. The diluted weighted average shares and units outstanding for the three months ended March 31, 2003 and 2002 were 42,049,320 and 42,105,529, respectively.


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Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved                 4


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                              POST PROPERTIES, INC.
                      CALCULATION OF FUNDS FROM OPERATIONS
                      AND FUNDS AVAILABLE FOR DISTRIBUTION
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

The Company uses the National Association for Real Estate Investment Trusts ("NAREIT") definition of funds from operations ("FFO"). FFO is defined by NAREIT to mean net income (loss) available to common shareholders determined in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of property, plus depreciation of real estate assets, and after adjustment for unconsolidated partnerships and joint ventures all determined on a consistent basis in accordance with GAAP. FFO is a supplemental non-GAAP financial measure. FFO presented herein is not necessarily comparable to FFO presented by other real estate companies because not all real estate companies use the same definition. The Company's FFO is comparable to the FFO of real estate companies that use the current NAREIT definition. FFO and funds available for distribution ("FAD") should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs or ability to service indebtedness or make distributions. FAD is defined as FFO less capital expenditures funded by operations. FAD is a supplemental non-GAAP financial measure. The Company believes that net income (loss) available to common shareholders is the most directly comparable GAAP measure to FFO and FAD. A reconciliation of net income (loss) available to common shareholders to FFO and FAD is provided below.

                                                                                                     THREE MONTHS ENDED
                                                                                                          MARCH 31,
                                                                                               -----------------------------
                                                                                                   2003              2002
                                                                                               ------------      ------------
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS                                             $    (23,450)     $     14,158
  Minority interest of common unitholders - continuing operations                                    (3,877)            2,543
  Gains on property sales - continuing operations                                                        --           (13,275)
  Asset impairment charges                                                                           14,118                --
  Losses (gains) on properties held for sale and sold, net
   of minority interest - discontinued operations (1)                                                (6,091)            6,731
  Minority interest in discontinued operations (2)                                                       79               315
  Depreciation on wholly-owned real estate assets, net (3)                                           21,618            19,586
  Depreciation on real estate assets held in unconsolidated entities                                    466               138
                                                                                               ------------      ------------
FUNDS FROM OPERATIONS, AS DEFINED (A)                                                                 2,863            30,196
  Severance charges                                                                                  19,712                --
                                                                                               ------------      ------------
FUNDS FROM OPERATIONS, EXCLUDING SEVERANCE CHARGES (B)                                         $     22,575      $     30,196
                                                                                               ============      ============
FUNDS FROM OPERATIONS, AS DEFINED                                                              $      2,863      $     30,196
  Recurring capital expenditures                                                                     (1,462)           (1,879)
  Non-recurring capital expenditures                                                                   (958)             (547)
                                                                                               ------------      ------------
FUNDS AVAILABLE FOR DISTRIBUTION (4) (C)                                                                443            27,770
  Severance charges                                                                                  19,712                --
                                                                                               ------------      ------------
FUNDS AVAILABLE FOR DISTRIBUTION, EXCLUDING SEVERANCE CHARGES (4) (D)                          $     20,155      $     27,770
                                                                                               ============      ============

PER COMMON SHARE DATA - BASIC
Funds from operations per share or unit, as defined (A/F)                                      $       0.07      $       0.72
Funds available for distribution per share or unit, as defined (4) (C/F)                       $       0.01      $       0.66
Funds from operations per share or unit, excluding severance charges (B/F)                     $       0.54      $       0.72
Funds available for distribution per share or unit, excluding severance charges (4) (D/F)      $       0.48      $       0.66
Dividends declared (E)                                                                         $       0.45      $       0.78
Weighted average shares outstanding                                                              37,261,643        36,937,682
Weighted average shares and units outstanding (F)                                                42,049,315        41,994,047
PER COMMON SHARE DATA - DILUTED
Funds from operations per share or unit (A/G=W)                                                $       0.07      $       0.72
Funds available for distribution per share or unit (4) (C/G=X)                                 $       0.01      $       0.66
Funds from operations per share or unit, excluding severance charges (B/G=Y)                   $       0.54      $       0.72
Funds available for distribution per share or unit, excluding severance charges (4) (D/G=Z)    $       0.48      $       0.66
Dividends declared (E)                                                                         $       0.45      $       0.78
Weighted average shares outstanding                                                              37,261,648        37,049,164
Weighted average shares and units outstanding (G)                                                42,049,320        42,105,529
-----------------------------------------------------------------------------------------------------------------------------
DIVIDEND PAYOUT RATIO
Payout ratio - funds from operations, as defined (E/W)                                                642.9%            108.3%
Payout ratio - funds available for distribution, as defined (E/X)                                    4500.0%            118.2%
Payout ratio - funds from operations, excluding severance charges (E/Y)                                83.3%            108.3%
Payout ratio - funds available for distribution, excluding severance charges (E/Z)                     93.8%            118.2%

(1) For the three months ended March 31, 2003, the Company recognized net gains of $7,981 ($7,072 net of minority interest), on the sale of one community, containing 239 apartment units, reduced by losses of $1,107 ($981 net of minority interest) resulting from losses on the sale of certain land parcels and additional reserves to write-down to fair value certain other land parcels previously classified as held for sale at December 31, 2002. For the three months ended March 31, 2002, the Company recorded write downs to fair market value of $7,652 ($6,731 net of minority interest) relating to one community, containing 196 units, and one commercial property designated as held for sale during the period.

(2) Represents the minority interest in earnings of discontinued operations for the periods presented.

(3) Depreciation on wholly-owned real estate assets is net of the minority interest portion of depreciation in consolidated partnerships.

(4) Since the Company does not add back the depreciation of non-real estate assets in its calculation of funds from operations, non-real estate related capital expenditures of $208 and $279 for the three months ended March 31, 2003 and 2002, respectively, are excluded from the calculation of funds available for distribution.


================================================================================
Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved                 5

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                              POST PROPERTIES, INC.
                          SAME STORE OPERATING RESULTS
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)


SAME STORE OPERATING RESULTS

The Company defines fully stabilized or same store communities as those which have reached stabilization prior to the beginning of the previous calendar year, adjusted by communities sold and classified as held for sale. Same store net operating income is a supplemental non-GAAP financial measure. See Table 1 on page 17 for a reconciliation of same store net operating income to GAAP income from continuing operations before equity in losses of unconsolidated entities, gains on sales of property and minority interest. The operating performance of the 67 communities containing 24,347 apartment units which were fully stabilized as of January 1, 2002, is summarized as follows:

                                                                        THREE MONTHS ENDED
                                                                              MARCH 31,
                                                              --------------------------------------
                                                               2003            2002        % CHANGE
                                                              -------        -------       ---------
Rental and other revenues                                     $64,945        $68,105         (4.6)%
Property operating and maintenance expenses
  (excluding depreciation and amortization)                    23,154         23,214         (0.3)%
                                                              -------        -------
Same store net operating income                               $41,791        $44,891         (6.9)%
                                                              =======        =======
Capital expenditures (1)
 Recurring:
  Carpet                                                      $   563        $   499
  Other                                                           745            951
                                                              -------        -------
   Total recurring                                              1,308          1,450
  Non-recurring                                                   599            478
                                                              -------        -------
   Total capital expenditures (A)                             $ 1,907        $ 1,928         (1.1)%
                                                              =======        =======
  Total capital expenditures per unit (A/24,347 UNITS)        $    78        $    79         (1.3)%
                                                              =======        =======
Average monthly rental rate per unit (2)                      $   956        $ 1,009         (5.3)%
                                                              =======        =======

(1) See Table 3 on page 18 for a reconciliation of these segment components of property capital expenditures to total recurring capital expenditures and total non-recurring capital expenditures as presented on the consolidated cash flow statements prepared under GAAP.

(2) Average monthly rental rate is defined as the average of the gross actual rates for occupied units and the anticipated rental rates for unoccupied units divided by total units.

SAME STORE OPERATING RESULTS BY MARKET - COMPARISON OF FIRST QUARTER OF 2003 TO FIRST QUARTER 2002 (Increase (decrease) from same period in prior year)


                                                                  AVERAGE
                                                                  ECONOMIC
MARKET            REVENUES (1)     EXPENSES (1)      NOI (1)      OCCUPANCY
------           ------------    -------------    ----------    -----------
Atlanta                 (5.3)%            2.5 %        (8.8)%          0.2 %
Dallas                  (4.3)%           (6.5)%        (2.7)%         (0.3)%
Tampa                   (8.1)%           (2.4)%       (11.4)%         (5.7)%
Other (2)               (0.5)%            1.9)%        (1.7)%          1.9)%
                 -----------     ------------     ---------     ----------
 Total                  (4.6)%           (0.3)%        (6.9)%          0.0 %
                 ===========     ============     =========     ==========

(1) See Table 2 on page 17 for a reconciliation of these components of same store net operating income and Table 1 on page 16 for a reconciliation of same store net operating income to GAAP income from continuing operations before equity in losses of unconsolidated entities, gain on sales of property and minority interest..

(2) Includes communities located in Orlando, FL; Washington, DC; Houston, TX; Charlotte, NC; Nashville, TN and Phoenix, AZ.


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Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved                 6

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SAME STORE OCCUPANCY BY MARKET

                                            AVERAGE ECONOMIC
                                              OCCUPANCY (1)
                                         ----------------------
                                            THREE MONTHS ENDED
                                                MARCH 31,           PHYSICAL
              APARTMENT       % OF       ----------------------   OCCUPANCY (2)
MARKET          UNITS         UNITS         2003         2002     MARCH 31, 2003
-------        ------        -------       ------       ------    --------------
Atlanta        14,614           60.0%        90.3%        90.1%        91.8%
Dallas          5,183           21.3%        88.8%        89.1%        91.7%
Tampa           1,439            5.9%        90.2%        95.9%        93.0%
Other           3,111           12.8%        91.3%        89.4%        91.9%
               ------        -------       ------       ------       ------
  Total        24,347          100.0%        90.1%        90.1%        91.9%
               ======        =======       ======       ======       ======


(1) Average economic occupancy is defined as gross potential rent less vacancy losses, model expenses and bad debt expenses divided by gross potential rent for the period, expressed as a percentage. The calculation of average economic occupancy does not include a deduction for concessions and employee discounts. Average economic occupancy, including these amounts would have been 88.8% and 88.4% for the three months ended March 31, 2003 and 2002, respectively. For the three months ended March 31, 2003 and 2002, concessions were $734 and $1,092, respectively, and employee discounts were $136 and $206, respectively.

(2) Physical occupancy is defined as the number of units occupied divided by total apartment units, expressed as a percentage.



SAME STORE SEQUENTIAL COMPARISON

                                                     THREE MONTHS ENDED         THREE MONTHS ENDED
                                                       MARCH 31, 2003            DECEMBER 31, 2002        % CHANGE
                                                     ------------------         -------------------       ---------
Rental and other revenues                                   $  64,945                 $  65,631             (1.0)%
Property operating and maintenance expenses
  (excluding depreciation and amortization)                    23,154                    22,293               3.9%
                                                            ---------                 ---------
Same store net operating income (1)                         $  41,791                 $  43,338             (3.6)%
                                                            =========                 =========
Average economic occupancy                                       90.1%                     90.9%            (0.8)%
                                                            =========                 =========
Average monthly rental rate per unit                        $     956                 $     966             (1.0)%
                                                            =========                 =========

SEQUENTIAL SAME STORE OPERATING RESULTS BY MARKET -
COMPARISON OF FIRST QUARTER OF 2003 TO FOURTH QUARTER 2002
(Increase (decrease) between periods)

                                                                 AVERAGE
                                                                 ECONOMIC
MARKET            REVENUES (1)     EXPENSES (1)      NOI (1)     OCCUPANCY
---------------  --------------  ---------------  ------------  -------------
Atlanta                 (1.5)%           (1.6)%        (1.5)%         (1.1)%
Dallas                  (0.4)%           13.7 %        (8.2)%         (0.2)%
Tampa                   (1.4)%            5.7 %        (5.4)%         (1.1)%
Other (2)                0.2 %           10.5 %        (4.7)%         (0.5)%
                 -----------    -------------     ---------     ----------
 Total                  (1.0)%            3.9 %        (3.6)%         (0.8)%
                 ===========     ============    ==========    ===========

(1) See Table 2 on page 17 for a reconciliation of these components of same store net operating income and Table 1 on page 17 for a reconciliation of same store net operating income to GAAP income from continuing operations before equity in loses of unconsolidated entities, gains on sale of property and minority interest.

(2) Includes communities located in Orlando, FL; Washington, DC; Houston, TX; Charlotte, NC; Nashville, TN and Phoenix, AZ.


================================================================================
Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved                 7

================================================================================

                              POST PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS
              (Dollars in thousands, except per share or unit data)


                                                                                                  MARCH 31,          DECEMBER 31,
                                                                                                    2003                  2002
                                                                                                 -----------         -----------
ASSETS
  Real estate assets
    Land                                                                                         $   269,669         $   273,058
    Building and improvements                                                                      1,995,326           1,976,809
    Furniture, fixtures and equipment                                                                239,382             246,634
    Construction in progress                                                                          86,388              92,945
    Investments in and advances to unconsolidated real estate entities                               163,933             182,285
    Land held for future development                                                                  21,754              24,879
                                                                                                 -----------         -----------
                                                                                                   2,776,452           2,796,610
    Less: accumulated depreciation                                                                  (448,341)           (426,136)
    Assets held for sale                                                                              46,201              73,061
                                                                                                 -----------         -----------
      Total real estate assets                                                                     2,374,312           2,443,535
  Cash and cash equivalents                                                                            3,811               6,390
  Restricted cash                                                                                      1,443               1,369
  Deferred charges, net                                                                               15,195              15,584
  Other assets                                                                                        43,863              41,273
                                                                                                 -----------         -----------
      Total assets                                                                               $ 2,438,624         $ 2,508,151
                                                                                                 ===========         ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Notes payable                                                                                    1,384,266         $ 1,414,555
  Accrued interest payable                                                                            16,450               8,994
  Dividend and distribution payable                                                                   19,392              33,252
  Accounts payable and accrued expenses                                                               62,065              49,124
  Security deposits and prepaid rents                                                                  7,955               8,250
                                                                                                 -----------         -----------
    Total liabilities                                                                              1,490,128           1,514,175
                                                                                                 -----------         -----------
  Minority interest of preferred unitholders in Operating Partnership                                 70,000              70,000
                                                                                                 -----------         -----------
  Minority interest of common unitholders in Operating Partnership                                    83,275              90,277
                                                                                                 -----------         -----------
  Commitments and contingencies                                                                           --                  --
  Shareholders' equity
    Preferred stock, $.01 par value, 20,000,000 authorized:
     8 1/2 % Series A Cumulative Redeemable Shares, liquidation preference $50 per share,
      900,000 shares issued and outstanding at March 31, 2003 and December 31, 2002,
      respectively                                                                                         9                   9
     7 5/8 % Series B Cumulative Redeemable Shares, liquidation preference $25 per share,
      2,000,000 shares issued and outstanding                                                             20                  20
     7 5/8 % Series C Cumulative Redeemable Shares, liquidation preference $25 per share,
      2,000,000 shares issued and outstanding                                                             20                  20
    Common stock, $.01 par value, 100,000,000 authorized:
     39,676,204 and 39,676,204 shares issued, 37,325,182 and 37,202,290 shares
      outstanding at March 31, 2003 and December 31, 2002, respectively                                  396                 396
    Additional paid-in capital                                                                       897,643             940,122
    Accumulated earnings                                                                                  --                  --
    Accumulated other comprehensive income                                                           (15,250)            (14,822)
    Deferred compensation                                                                               (852)               (639)
                                                                                                 -----------         -----------
                                                                                                     881,986             925,106
    Less common stock in treasury, at cost, 2,351,022 shares and 2,473,914
      shares at March 31, 2003 and December 31, 2002, respectively                                   (86,765)            (91,407)
                                                                                                 -----------         -----------
    Total shareholders' equity                                                                       795,221             833,699
                                                                                                 -----------         -----------
    Total liabilities and shareholders' equity                                                     2,438,624         $ 2,508,151
                                                                                                 ===========         ===========

================================================================================
Copyright(C) 2003 Post Apartment Homes, LP All Rights Reserved                 8

                              POST PROPERTIES, INC.
                            CONSOLIDATED DEBT SUMMARY
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

SUMMARY OF OUTSTANDING DEBT AT MARCH 31, 2003

                                                                                            WEIGHTED AVERAGE RATE (1)
                                                                                                    MARCH 31,
                                                                          PERCENTAGE        -------------------------
TYPE OF INDEBTEDNESS                                    BALANCE            OF TOTAL           2003             2002
                                                       ----------         ----------         ------           ------
Unsecured fixed rate senior notes                      $  708,000            51.14%            7.40%            7.48%
Secured tax exempt variable rate notes(2)                 214,380            15.49%            1.70%            1.91%
Secured conventional fixed rate notes                     295,147            21.32%            6.77%            7.12%
Lines of credit                                           166,739            12.05%            2.10%            2.61%
                                                       ----------           ------           ------           ------
                                                       $1,384,266           100.00%            5.75%            5.72%
                                                       ==========           ======           ======           ======

                                                        PERCENTAGE
                                       BALANCE         OF TOTAL DEBT
                                      ----------       -------------
Total fixed rate debt                 $1,003,147           72.47%
Total variable rate debt                 381,119           27.53%
                                      ----------          ------
Total debt                            $1,384,266          100.00%
                                      ==========          ======

DEBT MATURITIES

                                                           WEIGHTED AVERAGE RATE
AGGREGATE DEBT MATURITIES BY YEAR (3)           AMOUNT     ON DEBT MATURITIES(1)
                                              ----------   ---------------------
                  Remainder of 2003           $  103,149          7.24%
                        2004                      27,094          7.04%
                        2005                     204,402          7.83%
                        2006                      79,732          6.98%
                        2007                     112,178          7.16%
                 2008 and thereafter             690,972          5.36%
                                              ----------
                                              $1,217,527
                                              ==========

DEBT STATISTICS

                                                                   THREE MONTHS ENDED
                                                                        MARCH 31,
                                                                  --------------------
                                                                  2003           2002
                                                                  ----           ----
Interest coverage ratio(4)(5)                                     2.7x           3.5x
Fixed charge coverage ratio(4)(6)                                 2.1x           2.6x

Total debt as a % of undepreciated real estate(7)                 48.8%          47.7%
Total debt as a % of undepreciated real estate
  (adjusted for joint venture partner's share of debt)(7)         47.1%          46.6%

(1) Weighted average rate includes credit enhancements and other fees, where applicable. The weighted average rates for the three months ended March 31, 2002 are based on the debt outstanding for that period.

(2) The Company has purchased interest rate cap arrangements that limit the Company's exposure to increases in the base rate to 5.00 percent.

(3) Excludes outstanding balances on lines of credit of $166,739 maturing in 2004.

(4)      Calculated for the three months ended March 31, 2003 and 2002.

(5) Interest coverage ratio is defined as net income available for debt service divided by interest expense. For purposes of this calculation, net income available for debt service represents income from continuing operations, before preferred or common minority interest, gains on property sales, severance and asset impairment charges, interest expense, depreciation and amortization. Net income available for debt service was also adjusted for the Company's share of depreciation and interest expense from unconsolidated entities and interest expense used in the calculation was adjusted to include the Company's share of interest expense from unconsolidated entities. The calculation of the interest coverage ratio is a non-GAAP financial measure. A reconciliation of net income available for debt service to income from continuing operations and interest expense to consolidated interest expense is included Table 5 on page 19.

(6) Fixed charge coverage ratio is defined as net income available for debt service divided by interest expense plus dividends to preferred shareholders and distributions to preferred unitholders. For purposes of this calculation, net income available for debt service represents earnings from continuing operations, before preferred or common minority interest, gains on property sales, severance and asset impairment charges, interest expense, depreciation and amortization. Net income available for debt service was also adjusted for the Company's share of depreciation and interest expense from unconsolidated entities and interest expense used in the calculation was adjusted to include the Company's share of interest expense from unconsolidated entities. The calculation of the fixed coverage ratio is a non-GAAP financial measure. A reconciliation of net income available for debt service to income from continuing operations and fixed charges to consolidated interest expense plus preferred dividends to shareholders and preferred distributions to unitholders is included Table 5 on page 19.

(7) At March 31, 2003, the Company has provided construction financing to three unconsolidated development joint ventures with the New York State Common Retirement Fund. 100% of this financing is included in the Company's debt and its real estate assets. At March 31, 2003 and 2002, the venture partner's share of the construction loans was $90,214 and $61,563, respectively. A computation of the debt ratios is included Table 5 on page 19.


Copyright (C) Post Apartment Homes, LP All Rights Reserved                     9

                              POST PROPERTIES, INC.
                        CONSOLIDATED DEBT SUMMARY (CONT.)
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

FINANCIAL DEBT COVENANTS - SENIOR UNSECURED PUBLIC NOTES

                                                                       ACTUAL RATIO AS
                                                                             OF
                       COVENANT REQUIREMENT(1)                         MARCH 31, 2003
                       -----------------------                         --------------
Consolidated Debt to Total Assets cannot exceed 60%                          48%
Secured Debt to Total Assets cannot exceed 40%                               18%
Consolidated Income Available for Debt Service Charge must be at
  least 1.50/1                                                             2.71/1
Total Unencumbered Assets to Unsecured Debt must be at least 1.50/1        2.44/1

(1) A summary of the public debt covenant calculations and reconciliations of the financial components used in the public debt covenant calculations to the most comparable GAAP financial measures are detailed below.

RATIO OF CONSOLIDATED DEBT TO TOTAL ASSETS

                                                                                  AS OF
                                                                              MARCH 31, 2003
                                                                              --------------
Consolidated debt, per balance sheet (A)                                        $ 1,384,266
                                                                                ===========
Total assets, as defined (B) (Table A)                                          $ 2,888,003
                                                                                ===========
Computed ratio (A/B)                                                                     48%
                                                                                ===========
Required ratio (cannot exceed)                                                           60%
                                                                                ===========

RATIO OF SECURED DEBT TO TOTAL ASSETS

Secured conventional fixed rate notes                                           $   295,147
Secured tax exempt variable rate notes                                              214,380
                                                                                -----------
    Total secured debt (C)                                                      $   509,527
                                                                                ===========

Computed ratio (C/B)                                                                     18%
                                                                                ===========
Required ratio (cannot exceed)                                                           40%
                                                                                ===========

RATIO OF TOTAL UNENCUMBERED ASSETS TO UNSECURED DEBT

Consolidated debt, per balance sheet (A)                                        $ 1,384,266
Total secured debt (C)                                                             (509,527)
                                                                                -----------
    Total unsecured debt (D)                                                    $   874,739
                                                                                ===========
Total unencumbered assets, as defined (E) (Table A)                             $ 2,138,509
                                                                                ===========
Computed ratio (E/D)                                                                  2.44x
                                                                                ===========
Required minimum ratio                                                                1.50x
                                                                                ===========

RATIO OF CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE TO ANNUAL DEBT
  SERVICE CHARGE

Consolidated Income Available for Debt Service, as defined (F)
  (Table B)                                                                     $   179,320
                                                                                ===========
Annual Debt Service Charge, as defined (G) (Table B)                            $    66,244
                                                                                ===========
Computed ratio (F/G)                                                                  2.71x
                                                                                ===========
Required minimum ratio                                                                1.50x
                                                                                ===========


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    10

                              POST PROPERTIES, INC.
                        CONSOLIDATED DEBT SUMMARY (CONT.)
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

TABLE A

CALCULATION OF TOTAL ASSETS AND TOTAL UNENCUMBERED ASSETS FOR PUBLIC
  DEBT COVENANT COMPUTATIONS

                                                               AS OF
                                                           MARCH 31, 2003
                                                           --------------
Total real estate assets                                    $ 2,374,312

Add:
  Accumulated depreciation                                      448,341
  Accumulated depreciation - assets held for sale                16,336
  Other tangible assets (cash, restricted cash,
    other assets, exclusive of receivables)                      49,014
                                                            -----------

Total assets for public debt covenant computations            2,888,003
Less:
  Encumbered real estate assets                                (749,494)
                                                            -----------
Total unencumbered assets for public debt
  covenant computations                                     $ 2,138,509
                                                            ===========

TABLE B

CALCULATION OF CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE AND
  ANNUAL DEBT SERVICE CHARGE FOR PUBLIC DEBT COVENANT COMPUTATIONS (a)

                                                                    THREE MONTHS
                                                                        ENDED
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE                     MARCH 31, 2003
                                                                   --------------
Net loss                                                             $ (20,588)
Deduct:
  Minority interests                                                    (1,615)
                                                                     ---------
Loss before minority interest                                          (22,203)

Add:
  Depreciation                                                          22,728
  Amortization of deferred financing costs                                 788
  Severance charges                                                     19,712
  Asset impairment charge                                               14,118
  Interest expense                                                      16,561
Less:
  Gains on property sales (before minority interest)                    (6,874)
                                                                     ---------
Consolidated income available for debt service                       $  44,830
                                                                     =========
Consolidated income available for debt service (annualized)          $ 179,320
                                                                     =========

ANNUAL DEBT SERVICE CHARGE

Consolidated interest expense                                        $  16,561
                                                                     =========
Annual Debt Service Charge (interest expense annualized)             $  66,244
                                                                     =========

(a) The actual calculation of these ratios requires the use of annual trailing financial data. These computations reflect annualized first quarter 2003 results for comparison and presentation purposes. The computations using annual trailing financial data also reflect compliance with the debt covenants.


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    11

                              POST PROPERTIES, INC.
                           SUMMARY OF CONSTRUCTION AND
                          INITIAL LEASE-UP COMMUNITIES

                                                          ESTIMATED        AMOUNT
                                                         CONSTRUCTION       SPENT        QUARTER OF      QUARTER OF
                                             NUMBER OF       COST           AS OF       CONSTRUCTION     FIRST UNITS
        METROPOLITAN AREA                      UNITS    ($ IN MILLIONS)   3/31/2003        START          AVAILABLE
        -----------------                    ---------  ---------------   ---------     ------------     -----------
WHOLLY OWNED CONSTRUCTION/LEASE-UP
  COMMUNITIES

NEW YORK CITY, NY
Post Toscana(TM)                                199          $  93          $  85          1Q '02          1Q '03
                                                ---          -----          -----
SUBTOTAL WHOLLY-OWNED
  CONSTRUCTION/LEASE-UP COMMUNITIES             199          $  93          $  85
                                                ---          -----          -----

CO-INVESTMENT CONSTRUCTION/LEASE-UP
  COMMUNITIES

PASADENA, CA
Post Paseo Colorado (3)                         391          $  76          $  75          2Q '00          1Q '02

WASHINGTON D.C
Post  Massachusetts Avenue(TM)(3)               269          $  73          $  70          2Q '01          4Q '02
                                                ---          -----          -----
SUBTOTAL CO-INVESTMENT
  CONSTRUCTION/LEASE-UP COMMUNITIES             660          $ 149          $ 145
                                                ---          -----          -----
CONSTRUCTION TOTALS                             859          $ 242          $ 230
                                                ===          =====          =====

LESS PARTNERS' PORTION                                       $ (97)         $ (94)
                                                             -----          -----
POST PROPERTIES' FUNDING COMMITMENT                          $ 145          $ 136
                                                             =====          =====

WEIGHTED AVERAGE PROJECTED PROPERTY
  NET OPERATING INCOME AS A % OF
  TOTAL ESTIMATED CONSTRUCTION
  COST(4)                                                      7.5%
                                                             =====

                                              ESTIMATED
                                              QUARTER OF          %                %
                                              STABILIZED        LEASED          OCCUPIED
        METROPOLITAN AREA                    OCCUPANCY(1)      5/3/2003         5/3/2003
        -----------------                    ------------      --------         --------
WHOLLY OWNED CONSTRUCTION/LEASE-UP
  COMMUNITIES

NEW YORK CITY, NY
Post Toscana(TM)                               2Q '04            26.1%            15.6%

SUBTOTAL WHOLLY-OWNED

  CONSTRUCTION/LEASE-UP COMMUNITIES


CO-INVESTMENT CONSTRUCTION/LEASE-UP
  COMMUNITIES

PASADENA, CA
Post Paseo Colorado (3)                        2Q '03            88.0%            84.7%

WASHINGTON D.C
Post  Massachusetts Avenue(TM)(3)              4Q '03            46.8%            36.1%

SUBTOTAL CO-INVESTMENT
  CONSTRUCTION/LEASE-UP COMMUNITIES

CONSTRUCTION TOTALS


LESS PARTNERS' PORTION

POST PROPERTIES' FUNDING COMMITMENT


WEIGHTED AVERAGE PROJECTED PROPERTY
  NET OPERATING INCOME AS A % OF
  TOTAL ESTIMATED CONSTRUCTION
  COST(4)

(1) The Company defines stabilized occupancy as the earlier to occur of (i) the attainment of 95% physical occupancy on the first day of any month or (ii) one year after completion of construction.

(2) These communities are being developed as a joint venture (Post equity ownership is 35%).

(3) The calculation represents the aggregate projected unlevered property net operating income to be earned by each community in its first year of stabilized operations divided by aggregate estimated construction costs of the communities. The Company uses property net operating income as a management tool to measure the operating performance of its communities.


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    12

                              POST PROPERTIES, INC.
                               ASSET SALES SUMMARY

                                                                                                 GROSS PROCEEDS       GROSS
PROPERTY NAME/PERIOD                                      LOCATION              YEAR BUILT          PER UNIT         PROCEEDS
--------------------                                  -----------------       --------------     --------------      --------
Q1 2002
Post Bay(R)                                               Tampa, FL                 1988           $  58,013
Post Court(R)(FL)                                      Clearwater, FL               1991              70,175
Post & Paddock (Industrial)                           Grand Prairie, TX             1986                  (1)       $ 41,900,000

Q2 2002
Post Village(R)(FL)                                       Tampa, FL              1989-1991         $  59,175
Post Commons(TM)                                         Dallas, TX                 1985              58,228
Post Residences(TM)(2)                                   Dallas, TX                 1986              91,327
Post Parkwood(R)(TX)                                     Dallas, TX              1962-1970            73,958
Towne Crossing (Retail)                                 Mesquite, TX                1985                  (1)       $100,725,000

Q3 2002
Post Ascension(R)                                       Arlington, TX            1985-1995         $  59,880        $ 10,000,000

Q4 2002
Post Fountains(TM)                                       Orlando, FL                1988           $  59,843        $ 30,400,000
                                                                                                                    ------------
2002 YTD Total                                                                                                      $183,025,000
                                                                                                                    ============

Q1 2003
Post West Avenue(3)                                      Austin, TX                 2000           $ 126,360        $ 30,200,000(4)
                                                                                                                    ============

Weighted Average Cap Rate - Apartment Assets                                                                                8.04%(5)
                                                                                                                    ============

(1)      Commercial property acquired in the Columbus Realty Trust merger.

(2)      Includes approximately 14,000 square feet of retail space.

(3)      Includes approximately 7,400 square feet of retail space.

(4) Excludes approximately $8.6 million in proceeds from the sale of land in Tampa, FL and Austin, TX.

(5) Based on prior calendar year's net operating income after adjustments for management fee (3.0%) and capital reserves ($300/unit).


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    13

                              POST PROPERTIES, INC.
                            CAPITALIZED COSTS SUMMARY
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

The Company has a policy of capitalizing those expenditures relating to the acquisition of new assets and the development and construction of new apartment communities. In addition, the Company capitalizes expenditures that enhance the value of existing assets and expenditures that substantially extend the life of existing assets. All other expenditures necessary to maintain a community in ordinary operating condition are expensed as incurred. Additionally, for new development communities, carpet, vinyl and blind replacements are expensed as incurred during the first five years (which corresponds to the estimated depreciable life of these assets) after construction completion. Thereafter, these replacements are capitalized. Further, the Company expenses as incurred all interior and exterior painting of communities.

The Company capitalizes interest, real estate taxes, and certain internal personnel and associated costs related to apartment communities under development and construction. The internal personnel and associated costs are capitalized to the projects under development based upon the effort identifiable with such projects. The Company treats each unit in an apartment community separately for cost accumulation, capitalization and expense recognition purposes. Prior to the commencement of leasing activities, interest and other construction costs are capitalized and are reflected on the balance sheet as construction in progress. The Company ceases the capitalization of such costs as the residential units in a community become substantially complete and available for occupancy. This results in a proration of these costs between amounts that are capitalized and expensed as the residential units in a development community become available for occupancy. In addition, prior to the completion of units, the Company expenses as incurred substantially all operating expenses (including pre-opening marketing as well as property management and leasing personnel expenses) of such communities.

A summary of community development improvements and other capitalized expenditures for the three months ended March 31, 2003 and 2002 is detailed below.

                                                                    THREE MONTHS ENDED
                                                                         MARCH 31,
                                                                 ------------------------
                                                                  2003             2002
                                                                 -------          -------
NEW COMMUNITY DEVELOPMENT AND ACQUISITION ACTIVITY               $14,112          $48,148
NON-RECURRING CAPITAL EXPENDITURES
  Revenue generating additions and improvements (1)                   89              327
  Other community additions and improvements (2)                     958              547
RECURRING CAPITAL EXPENDITURES
  Carpet replacements and other community additions
  and improvements (3)                                             1,462            1,879
  Corporate additions and improvements                               208              279
                                                                 -------          -------
                                                                 $16,829          $51,180
                                                                 =======          =======
OTHER DATA
  Capitalized interest                                           $ 1,869          $ 4,433
                                                                 =======          =======
  Capitalized personnel and associated costs (4)                 $   600          $ 1,383
                                                                 =======          =======

(1) Represents expenditures for major renovations of communities, water sub-metering equipment and other unit upgrade costs that enhance the rental value of such units.

(2) Represents property improvement expenditures that generally occur less frequently than on an annual basis.

(3) Represents property improvement expenditures of a type that are expected to be incurred on an annual basis.

(4) Reflects personnel and associated costs capitalized to construction and development activities.


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    14

                              POST PROPERTIES, INC.
               INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

The Company holds investments in four individual limited liability companies (the "Property LLCs") with an institutional investor. Each Property LLC owns a newly developed or under development apartment community. The Company holds a 35% equity interest in the Property LLCs. The initial estimated development costs of the apartment communities of $217,000 is being funded through member equity contributions proportionate to the members' ownership interests and through construction financing provided by the Company. The Company accounts for its investments in these Property LLCs using the equity method of accounting. The excess of the Company's investment over its equity in the underlying net assets of the Property LLCs was approximately $10,321 at March 31, 2003. This excess investment is being amortized as a reduction to earnings on a straight-line basis over the lives of the related assets. The Company provides real estate services (development, construction and property management) to the Property LLCs.

The operating results of the Company include its proportionate share of net income (loss) from the investments in the Property LLCs. A summary of financial information for the Property LLCs in the aggregate is as follows:

                                                       MARCH 31,        DECEMBER 31,
                                                         2003              2002
                                                       ---------        ------------
Real estate assets, net                                $199,078          $198,854
Cash and other                                            3,640             2,330
                                                       --------          --------
Total assets                                           $202,718          $201,184
                                                       ========          ========
Mortgage notes payable                                 $ 16,977          $     --

Construction notes payable to Company (1)               138,791           160,294
Other liabilities                                         4,067             3,975
                                                       --------          --------
Total liabilities                                       159,835           164,269
Members' equity                                          42,883            36,915
                                                       --------          --------
Total liabilities and members' equity                  $202,718          $201,184
                                                       ========          ========
Company's equity investment                            $ 25,142          $ 21,991
                                                       ========          ========
Company's share of construction notes
payable                                                $ 54,519          $ 56,103
                                                       ========          ========

                                                     THREE MONTHS ENDED
                                                          MARCH 31,
                                                  -------------------------
                                                   2003              2002
                                                  -------           -------
REVENUE
  Rental                                          $ 3,246           $   331
  Other                                               139                72
                                                  -------           -------
    Total revenues                                  3,385               403
                                                  -------           -------
EXPENSES
  Property operating and maintenance                2,019               727
  Depreciation                                      1,333               396
  Interest                                          1,157               259
                                                  -------           -------
    Total expenses                                  4,509             1,382
                                                  -------           -------
Net loss                                          $(1,124)          $  (979)
                                                  =======           =======
Company's share of net loss                       $  (393)          $  (343)
                                                  =======           =======

(1) All of the Company's construction financing to these unconsolidated real estate entities is included in the Company's outstanding debt and real estate assets. At March 31, 2003 and December 31, 2002, the venture partner's share of the construction loans was $90,214 and $104,191, respectively.


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    15

At March 31, 2003, all of the apartment communities had commenced rental operations. The Company's share of the net losses from these investments is included in the accompanying consolidated financial statements.

The Company has committed construction financing to three of the Property LLCs totaling $144,402 ($138,791 funded at March 31, 2003). These loans earn interest at LIBOR plus 1.75% and are secured by the apartment communities. The loans mature on dates ranging from September 2003 to November 2004 and are expected to be repaid from the proceeds of permanent project financings. In February 2003, one of the Property LLCs repaid its outstanding construction note payable to the Company of $24,071 through the proceeds from a third-party non-recourse permanent mortgage note totaling $17,000 and from member equity contributions. The mortgage note bears interest at 4.28%, requires monthly principal and interest payments based on a 30-year amortization schedule and matures in March 2008.

As part of the development and construction services agreements entered into between the Company and the Property LLCs, the Company guaranteed the maximum total amount for certain construction cost categories subject to aggregate limits (approximately $19,000). At March 31, 2003, the Company had substantially completed three of the communities and had funded approximately $845 under the guarantee provisions of the agreements. The amounts funded were accounted for as part of the Company's investment in the Property LLCs. The Company's remaining maximum exposure for the fourth Property LLC totals approximately $5,200. The Company does not currently expect to be required to fund any guarantees relating to this Property LLC. Additionally, under these agreements, the Company is subject to project completion requirements, as defined. At March 31, 2003, the Company had met and believes that it will meet the remaining completion date requirements and not be subject to any additional costs.


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    16

                              POST PROPERTIES, INC.
                         RECONCILIATION OF SUPPLEMENTAL
                           NON-GAAP FINANCIAL MEASURES
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

TABLE 1

RECONCILIATION OF SAME STORE NET OPERATING INCOME (NOI) TO INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN LOSSES OF UNCONSOLIDATED ENTITIES, GAINS ON PROPERTY SALES AND MINORITY INTEREST
(Dollars in thousands)

                                                                                                     THREE MONTHS ENDED
                                                                                      ----------------------------------------------
                                                                                      MARCH 31,         MARCH 31,       DECEMBER 31,
                                                                                        2003              2002              2002
                                                                                      ---------         ---------       ------------
Total same store NOI                                                                  $ 41,791          $ 44,891          $ 43,338
Property NOI from other operating segments                                               6,356             4,040             6,849
                                                                                      --------          --------          --------
Consolidated property NOI                                                               48,147            48,931            50,187
Add:
   Interest income                                                                         234               405               286
   Minority interest in consolidated property partnerships                                 334               483               576
Less:
   Depreciation                                                                        (22,728)          (19,902)          (23,451)
   Interest                                                                            (16,561)          (13,144)          (16,343)
   Amortization of deferred loan costs                                                    (788)             (555)             (616)
   General and administrative                                                           (3,624)           (3,765)           (3,451)
   Other expenses                                                                         (567)               --              (694)
    Severance charges                                                                  (19,712)               --                --
    Asset impairment charge                                                            (14,118)               --                --
                                                                                      --------          --------          --------
Income from continuing operations before equity in losses of
   unconsolidated entities, gains on property sales and minority interest             $(29,383)         $ 12,453          $  6,494
                                                                                      ========          ========          ========

TABLE 2

SAME STORE NET OPERATING INCOME (NOI) SUMMARY BY MARKET
(Dollars in thousands)

                                                                              THREE MONTHS ENDED
                                                 --------------------------------------------------------------------------
                                                 MARCH 31,       MARCH 31,      DECEMBER 31,    1Q03 VS 1Q02   1Q03 VS 4Q02
                                                   2003            2002            2002          % CHANGE       % CHANGE
                                                 ---------       ---------      ------------    ------------   ------------
Rental and other revenues
  Atlanta                                         $38,040         $40,161         $38,632           (5.3)%         (1.5)%
  Dallas                                           13,824          14,443          13,875           (4.3)%         (0.4)%
  Tampa                                             4,308           4,687           4,368           (8.1)%         (1.4)%
  Other                                             8,773           8,814           8,756           (0.5)%          0.2%
                                                  -------         -------         -------
      Total rental and other revenues             $64,945         $68,105         $65,631           (4.6)%         (1.0)%
                                                  -------         -------         -------
Property operating and maintenance
expenses
  (exclusive of depreciation and
amortization)
  Atlanta                                         $12,716         $12,404         $12,919            2.5%          (1.6)%
  Dallas                                            5,627           6,015           4,950           (6.5)%         13.7%
  Tampa                                             1,681           1,722           1,591           (2.4)%          5.7%
  Other                                             3,130           3,073           2,833            1.9%          10.5%
                                                  -------         -------         -------
      Total                                       $23,154         $23,214         $22,293           (0.3)%          3.9%
                                                  -------         -------         -------
Net operating income
  Atlanta                                         $25,324         $27,757         $25,713           (8.8)%         (1.5)%
  Dallas                                            8,197           8,428           8,925           (2.7)%         (8.2)%
  Tampa                                             2,627           2,965           2,777          (11.4)%         (5.4)%
  Other                                             5,643           5,741           5,923           (1.7)%         (4.7)%
                                                  -------         -------         -------
      Total same store NOI                        $41,791         $44,891         $43,338           (6.9)%         (3.6)%
                                                  -------         -------         -------


Copyright (C) Post Apartment Homes, LP All Rights Reserved                    17

TABLE 3

RECONCILIATION OF SEGMENT CASH FLOW DATA TO STATEMENTS OF CASH FLOWS (Dollars in thousands)

                                                                              THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                             --------------------
                                                                              2003          2002
                                                                             ------        ------
Recurring capital expenditures by operating segment
Same store                                                                   $1,308        $1,450
Partially stabilized                                                             46             2
Construction and lease-up                                                        10             5
Other segments                                                                   98           422
                                                                             ------        ------
Total recurring capital expenditures per statements of cash flows            $1,462        $1,879
                                                                             ======        ======
Non-recurring capital expenditures by operating segment
Same store                                                                   $  599        $  478
Partially stabilized                                                             39             3
Construction and lease-up                                                         4             1
Other segments                                                                  316            65
                                                                             ------        ------
Total non-recurring capital expenditures per statements of cash flows        $  958        $  547
                                                                             ======        ======


TABLE 4

COMPUTATION OF INTEREST AND FIXED CHARGE COVERAGE RATIOS
(Dollars in thousands)

                                                                                     THREE MONTHS ENDED
                                                                                          MARCH 31,
                                                                                  -----------------------
                                                                                    2003             2002
                                                                                  --------         --------

Income (loss) from continuing operations                                          $(27,299)        $ 21,442

Minority interest of common unitholders                                             (3,877)           2,543
Minority interest of preferred unitholders                                           1,400            1,400
Gain on property sales                                                                  --          (13,275)
Asset impairment charges                                                            14,118               --
Depreciation expense                                                                22,728           19,902
Depreciation (company share) of assets held in unconsolidated entities                 466              138
Interest expense                                                                    16,561           13,144
Interest expense (company share) of assets held in unconsolidated entities             405               91
Amortization of deferred financing costs                                               788              555
Severance charges                                                                   19,712               --
                                                                                  --------         --------
Income available for debt service (A)                                             $ 45,002         $ 45,940
                                                                                  ========         ========
Interest expense                                                                  $ 16,561         $ 13,144
Interest expense (company share) of assets held in unconsolidated entities             405               91
                                                                                  --------         --------
Interest expense for purposes of computation (B)                                    16,966           13,235
Dividends and distributions to preferred shareholders and unitholders                4,262            4,262
                                                                                  --------         --------
Fixed charges for purposes of computation (C)                                     $ 21,228         $ 17,497
                                                                                  ========         ========
Interest coverage ratio (A/B)                                                          2.7              3.5
                                                                                  ========         ========
Fixed charge coverage ratio (A/C)                                                      2.1              2.6
                                                                                  ========         ========


================================================================================
Copyright(C)2003 Post Apartment Homes, LP All Rights Reserved                 18

TABLE 5

COMPUTATION OF DEBT RATIOS
(Dollars in thousands)

                                                                             AS OF                AS OF
                                                                        MARCH 31, 2003        MARCH 31, 2002
                                                                        --------------        --------------

Total real estate assets per balance sheet                                $ 2,374,312          $ 2,476,804
Plus:
Accumulated depreciation per balance sheet                                    448,341              389,136
Accumulated depreciation on assets held for sale (1)                           16,336               24,942
                                                                          -----------          -----------
Total undepreciated real estate assets (A)                                  2,838,989            2,890,882
Less:
Advances to unconsolidated joint ventures equal to
  joint venture partner's share of joint venture construction debt            (90,214)             (61,563)
Total undepreciated real estate assets                                    -----------          -----------
   (adjusted for joint venture partner's share of debt) (B)               $ 2,748,775          $ 2,829,319
                                                                          ===========          ===========

Total debt per balance sheet (C)                                          $ 1,384,266          $ 1,379,276
Less:
Joint venture partner's share of joint venture construction debt              (90,214)             (61,563)
                                                                          -----------          -----------
Total debt adjusted for joint venture partner's share (D)                 $ 1,294,052          $ 1,317,713
                                                                          ===========          ===========
Total debt as a % of undepreciated real estate assets (C/A)                      48.8%                47.7%
                                                                          ===========          ===========
Total debt as a % of undepreciated real estate assets
   (adjusted for joint venture partner's share of debt) (D/B)                    47.1%                46.6%
                                                                          ===========          ===========


================================================================================
Copyright(C)2003 Post Apartment Homes, LP All Rights Reserved                 19